Initial Public Offering	12 Months Ended
Dec. 31, 2014
Initial Public Offering [Abstract]
Initial Public Offering
3. Initial Public Offering
Initial Public Offering
On January 23, 2013, in anticipation of the closing of the IPO, we entered into a contribution agreement with Sun Coal & Coke, a subsidiary of SunCoke, and our general partner (the "Contribution Agreement"). Pursuant to the Contribution Agreement, upon the closing of the IPO on January 24, 2013, Sun Coal & Coke contributed to us an interest in each of Haverhill and Middletown which resulted in our owning a 65 percent interest in each of Haverhill and Middletown. In exchange, our general partner continued to hold a 2.0 percent general partner interest in us and we issued to our general partner incentive distribution rights ("IDRs") in us. We also issued to Sun Coal & Coke 2,209,697 common units and 15,709,697 subordinated units.
In conjunction with the closing of the IPO, we sold 13,500,000 common units, representing a 42.1 percent partnership interest, to the public at an initial public offering price of $19.00 per common unit. Gross proceeds from the offering were approximately $256.5 million and net proceeds were approximately $231.8 million after deducting underwriting discounts and offering expenses of $24.7 million, $6.0 million of which were paid by SunCoke in 2012 and reimbursed by us upon the closing of the IPO. We assumed and repaid $225.0 million of SunCoke's term loan debt, and we retained $67.0 million for environmental remediation project expenditures of Haverhill and Middletown, $12.4 million for sales discounts related to tax credits owed to customers of Haverhill, and $39.6 million to replenish our working capital. We used a portion of the net proceeds from the IPO and the concurrent issuance and sale of senior notes discussed below to make a distribution of $33.1 million to SunCoke to, in effect, reimburse SunCoke for expenditures made during the two-year period prior to the IPO for the expansion and improvement of certain assets, an interest in which SunCoke contributed to us in connection with the IPO pursuant to the Contribution Agreement described above.
Concurrent with the closing of the IPO, we and SunCoke Energy Partners Finance Corp., a Delaware corporation and a wholly owned subsidiary of ours, as co-issuers, issued $150.0 million aggregate principal amount of 7.375 percent senior notes ("Partnership Notes") due in 2020 in a private placement to eligible purchasers. The Partnership Notes are the senior unsecured obligations of the co-issuers and are guaranteed on a senior unsecured basis by each of our existing and certain future subsidiaries other than SunCoke Energy Partners Finance Corp. We received net proceeds of approximately $146.3 million, net of debt issuance costs of $3.7 million, from the offering of the Partnership Notes. We also incurred $2.2 million of debt issuance costs related to entering into a revolving credit facility. See Note 14.
Omnibus Agreement
In connection with the closing of the IPO, we entered into an omnibus agreement with SunCoke and our general partner that addresses certain aspects of our relationship with them, including:
Business Opportunities. We have preferential rights to invest in, acquire and construct cokemaking facilities in the United States ("U.S.") and Canada. SunCoke has preferential rights to all other business opportunities.
Potential Defaults by Coke Agreement Counterparties. For a period of five years from the closing date of the IPO, SunCoke has agreed to make us whole (including an obligation to pay for coke) to the extent (i) AK Steel exercises the early termination right provided in its Haverhill coke sales agreement, (ii) any customer fails to purchase coke or defaults in payment under its coke sales agreement (other than by reason of force majeure or our default) or (iii) we amend a coke sales agreement's terms to reduce a customer's purchase obligation as a result of the customer's financial distress. We and SunCoke will share in any damages and other amounts recovered from third parties arising from such events in proportion to our relative losses.
During 2013, SunCoke cooperated with AK Steel on its projected second half of 2013 coke needs after a blast furnace outage at their Middletown plant in the second quarter of 2013. Specifically, due to this outage, SunCoke agreed to manage production at the Haverhill cokemaking facility to be consistent with annual contract maximums and to temporarily scale back coke production at the Middletown facility to name plate capacity levels in the second half of 2013. As a result, pursuant to this omnibus agreement, SunCoke, through the general partner, made capital contributions of $0.9 million to us during 2013.
Environmental Indemnity. SunCoke will indemnify us to the full extent of any remediation at the Haverhill and Middletown cokemaking facilities arising from any environmental matter discovered and identified as requiring remediation prior to the closing of the IPO. SunCoke contributed $67.0 million in partial satisfaction of this obligation from the proceeds of the IPO and an additional $7.0 million in connection with the Haverhill and Middletown Dropdown. See Note 4. SunCoke also has agreed to indemnify us to the full extent of any required remediation at the Granite City cokemaking facility arising from any environmental matter discovered and identified as requiring remediation prior to the Granite City Dropdown. SunCoke has contributed $45.0 million in partial satisfaction of this obligation. See Note 4. If, prior to the fifth anniversary of the closing of the IPO, a pre-existing environmental matter is identified as requiring remediation, SunCoke will indemnify us for up to $50.0 million of any such remediation costs (we will bear the first $5.0 million of any such costs).
Other Indemnification. SunCoke will fully indemnify us with respect to any additional tax liability related to periods prior to or in connection with the closing of the IPO or the Granite City Dropdown to the extent not currently presented on the combined and consolidated balance sheet. Additionally, SunCoke will either cure or fully indemnify us for losses resulting from any material title defects at the properties owned by the entities acquired in connection with the closing of the IPO or the Granite City Dropdown to the extent that those defects interfere with or could reasonably be expected to interfere with the operations of the related cokemaking facilities. We will indemnify SunCoke for events relating to our operations except to the extent that we are entitled to indemnification by SunCoke.
License. SunCoke has granted us a royalty-free license to use the name “SunCoke” and related marks. Additionally, SunCoke has granted us a non-exclusive right to use all of SunCoke's current and future cokemaking and related technology. We have not paid and will not pay a separate license fee for the rights we receive under the license.
Expenses and Reimbursement. SunCoke will continue to provide us with certain corporate and other services, and we will reimburse SunCoke for all direct costs and expenses incurred on our behalf and a portion of corporate and other costs and expenses attributable to our operations. Additionally, we paid all fees in connection with our senior notes offering and our revolving credit facility and have agreed to pay all additional fees in connection with any future financing arrangement entered into for the purpose of replacing credit facility or the senior notes.
So long as SunCoke controls our general partner, the omnibus agreement will remain in full force and effect unless mutually terminated by the parties. If SunCoke ceases to control our general partner, the omnibus agreement will terminate, but our rights to indemnification and use of SunCoke's existing cokemaking and related technology will survive. The omnibus agreement can be amended by written agreement of all parties to the agreement, but we may not agree to any amendment that would, in the reasonable discretion of our general partner, be adverse in any material respect to the holders of our common units without prior approval of the conflicts committee.